Off-balance sheet commitments	12 Months Ended
Dec. 31, 2025
Capital commitments [abstract]
Off-balance sheet commitments

Note 21. Off-Balance Sheet Commitments

Accounting policy

The commitment amounts are associated with contracts that are enforceable and legally binding and that specify all significant terms, including fixed or minimum services to be used, fixed, minimum or variable price provisions, and the approximate timing of the actions under the contracts. They do not include obligations under agreements that we can cancel without a significant penalty.

Details of off-balance sheet commitments

As of December 31, 2025	Total	Less than 1 year	1 - 3 years	3 - 5 years	More than 5 years
	$ in thousands
IT licensing agreements	2,812	1,081	1,731	-	-
Total commitments	2,812	1,081	1,731	-	-

Calyxt Lease Guaranty

In addition to the amounts stated in the above table, in September 2017 Cellectis provided a guaranty on the lease agreement that Calyxt entered into for its headquarters in Roseville, Minnesota. The lease has a term of twenty years with four options to extend its term for five years.

Calyxt previously agreed to indemnify Cellectis for any obligations under this guaranty, effective upon Cellectis’ ownership falling to 50 percent or less of Calyxt’s outstanding common stock. Accordingly, Calyxt’s indemnification obligation was triggered in October 2022.

In connection with the Merger Agreement, we executed a voting agreement with Cibus to vote in favor of and approve all the transactions contemplated by the Merger Agreement, subject to the terms and conditions thereof. Pursuant to the voting agreement, at such time that the annual revenues of Calyxt Inc. equals $25.0 million or more for two consecutive 12-month periods after the closing of the Merger, Cibus will use commercially reasonable efforts to terminate our guaranty of Calyxt’s lease agreement with respect to its headquarters, which we provided in favor of the landlord of that property. As of December 31, 2025, our lease guaranty represents a potential obligation in the amount of $19.9 million over the remaining 12 years lease period. Cibus, however, will not be required to replace us as guarantor or pay any fees in connection with termination of the guaranty. Until the parties are able to terminate our lease guaranty, Cibus may not renew or extend the lease or enter into any amendment that would increase our liability under the lease guaranty. Further, Cibus, from and after the closing of the Merger, agrees to indemnify us and our affiliates in connection with the Cibus lease and our guaranty thereof.

Obligations under the terms of IT licensing agreements

We have entered into cloud-computing arrangements which are accounted for as service contracts. Under these arrangements, we have obligations to pay quarterly fixed fees per active number of user licenses.

Obligations under the terms of license and collaboration agreements

We also have collaboration agreements whereby we are obligated to pay royalties and milestone payments based on future events that are highly uncertain and therefore they are not included in the table above.